UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              August 28, 1996





                          SECURE COMPUTING CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-27074                    52-1637226
(State or other jurisdiction)  (Commission File Number)         (IRS Employer
        of incorporation                                     Identification No.)


2675 LONG LAKE ROAD
ROSEVILLE, MINNESOTA                                                55113
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:          (612) 628-2700



Item 2.  Acquisition or Disposition of Assets.

                  On August 28, 1996, Owl Acquisition, Inc., a California corporation and a wholly owned subsidiary of Secure Computing Corporation (the "Company") merged with and into Enigma Logic, Inc., a California corporation ("Enigma"). In connection with the acquisition, which will be accounted for as a pooling of interests, the Company issued a total of 2,062,472 shares of its Common Stock. In addition, the Company issued options covering in the aggregate 627,446 shares of its Common Stock in substitution of previously outstanding options to acquire shares of Enigma's common stock.

                  On August 29, 1996, Secure Computing Canada Ltd., an Ontario corporation and a wholly owned subsidiary of the Company ("Secure Canada"), and Border Network Technologies Inc., an Ontario corporation ("Border"), were amalgamated under Ontario law. Each outstanding share of Border common stock was exchanged for a share of Class B stock of Secure Canada. Immediately following the amalgamation, with the exception of one holder, all of the holders of options for Class B stock of Secure Canada entered into Stock Option Assumption Agreements with the Company, pursuant to which the Company agreed to issue options covering in the aggregate 587,000 shares of its common stock in substitution of such holders' options to acquire an aggregate of 1,174,000 shares of the Class B stock of Secure Canada. Immediately following execution of the Stock Option Assumption Agreements, Secure Canada, pursuant to a reorganization of capital, exchanged each share of its Class B stock for .50 of an exchangeable nonvoting share of Secure Canada, which shares are in turn exchangeable for the Company's Common Stock (the "Exchangeable Shares") and exchanged the sole outstanding option for 1,000 shares of Class B stock for an option for 500 Exchangeable Shares. The Company has reserved a total of 5,996,906 shares of its Common Stock for issuance upon conversion of the outstanding Exchangeable Shares and upon exercise of the outstanding option to acquire Exchangeable Shares. The acquisition is expected to be accounted for as a pooling of interests.

         For further information on the Enigma and Border transactions, reference is made to the Current Report on Form 8-K of the Company dated July 12, 1996 (File No. 0-27074) and the definitive Proxy Statement of the Company dated August 5, 1996 and filed with the Securities and Exchange Commission August 7, 1996. (File No. 0-27074) Further reference is made to the financial information of (i) Border for the fiscal year ended December 31, 1994 attached to this report; (ii) Enigma and Border incorporated by reference in this Report; and (iii) the Pro Forma combined financial information for the Company, Enigma and Border for the years ended December 31, 1994 and 1995 incorporated by reference in this Report.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements

         (1) The following financial information is incorporated by reference to the Company's Proxy Statement dated August 5, 1996, filed with the Securities and Exchange Commission on August 7, 1996. (File No. 0-27074).

                  (i)      Financial Statements of Enigma Logic, Inc.

                           Report of Independent Public Accountants
                           Audited Financial Statements

                             Balance Sheet as of December 31, 1994 and 1995

                             Statements of Operations for the years ended
                             December 31, 1994 and 1995

                             Statement of Shareholders' Deficit Operations for the years ended December 31, 1994 and 1995

                             Statement of Cash Flows for the years ended
                             December 31, 1994 and 1995

                             Notes to Financial Statements

                  (ii) Consolidated Financial Statements of Border Network Technologies Inc.

                           Report of Independent Public Accountants
                           Audited Financial Statements

                             Consolidated Balance Sheet as of December 31, 1994 and 1995

                             Consolidated Statements of Operations and
                             Retained Earnings for the years ended December 31, 1994 and 1995

                             Consolidated Statement of Changes in Financial Position for the years ended December 31, 1994 and 1995

                             Notes to Financial Statements

         (2) Border Network Technologies Inc. Financial Statements, December 31, 1994

                                                                                        Page No.
                                                                                        --------
                  Auditors' Report                                                         F-1

                  Balance Sheet as of December 31, 1994                                    F-2

                  Statement of Loss and deficit for the Period January 13, 1994
                  to December 31, 1994                                                     F-3

                  Statement of Changes in Financial Position for the Period from
                  January 13, 1994 to December 31, 1994                                    F-4

                  Notes to Financial Statements                                            F-5


         (3) Financial Statements of Enigma Logic, Inc. for the periods ending June 30, 1995 and 1996 and Consolidated Financial Statements of Border Network Technologies Inc. for the periods ending June 30, 1995 and 1996 will be filed as soon as practicable, and in any event not later than November 11, 1996.

(b) Pro Forma Combined Financial Information of Secure Computing Corporation, Enigma Logic, Inc. and Border Network Technologies, Inc.

         (1) Pro forma combined Statements of Operations for the years ended December 31, 1994 and 1995 are incorporated by reference to the Company's Proxy Statement dated August 5, 1996, filed with the Securities and Exchange Commission on August 7, 1996 (File No. 0-27074).

         (2) Pro forma financial information for the periods ended June 30, 1995 and 1996 will be filed as soon as practicable, and in any event not later than November 11, 1996.

(c)      Exhibits

         2.1 Agreement and Plan of Merger Among Secure Computing Corporation, Owl Acquisition, Inc. and Enigma Logic, Inc. dated as of June 24, 196, as amended as of July 31, 1996(1)

         2.2 Acquisition and Pre-Amalgamation Agreement Among Secure Computing Corporation, Edge Acquisition Inc. and Border Network Technologies Inc. dated as of May 28, 1996, as amended as of July 31, 1996(2)

         2.3 Amalgamation Agreement dated as of August 29, 1996 among Secure Computing Corporation, Edge Acquisition Inc. and Border Network Technologies Inc.

         4.1 Certificate of the Powers, Designations, Preferences and Rights of the Series A Preferred Stock

         23.1     Consent of Price Waterhouse LLP

         23.2     Consent of Price Waterhouse Chartered Accountants

         99.1     Press Release of Secure Computing Corporation dated August 28,
                  1996.

         99.2     Press Release of Secure Computing Corporation dated August 29,
                  1996.

- ---------------------
(1) Incorporated by reference to Appendix B the Registrant's definitive Proxy Statement dated August 5, 1996 and filed with the Securities and Exchange Commission on August 7, 1996. (File No. 0-27074)

(2) Incorporated by reference to Appendix A the Registrant's definitive Proxy Statement dated August 5, 1996 and filed with the Securities and Exchange Commission on August 7, 1996. (File No. 0-27074)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     SECURE COMPUTING CORPORATION



Date:  September 12, 1996            By:  /s/ Timothy P. McGurran
                                              --------------------------------
                                              Timothy P. McGurran
                                              Vice President of Finance,
                                              Treasurer and
                                              Chief Financial Officer


                                  EXHIBIT INDEX


No.      Exhibit No.                                                             Page
- ---      -----------                                                             ----
2.1      Agreement and Plan of Merger Among Secure Computing Corporation, Owl
         Acquisition, Inc. and Enigma Logic, Inc. dated as of June 24, 196, as amended as of July 31, 1996(1)

2.2      Acquisition and Pre-Amalgamation Agreement Among Secure Computing
         Corporation, Edge Acquisition Inc. and Border Network Technologies Inc.
         dated as of May 28, 1996, as amended as of July 31, 1996(2)

2.3      Amalgamation Agreement dated as of August 29, 1996 among Secure
         Computing Corporation, Edge Acquisition Inc. and Border Network
         Technologies Inc.

4.1      Certificate of the Powers, Designations, Preferences and Rights of the
         Series A Preferred Stock

23.1     Consent of Price Waterhouse LLP

23.2     Consent of Price Waterhouse Chartered Accountants

99.1     Press Release of Secure Computing Corporation dated August 28, 1996.

99.2     Press Release of Secure Computing Corporation dated August 29, 1996.

- ---------------------
(1) Incorporated by reference to Appendix B the Registrant's definitive Proxy Statement dated August 5, 1996 and filed with the Securities and Exchange Commission on August 7, 1996. (File No. 0-27074)

(2) Incorporated by reference to Appendix A the Registrant's definitive Proxy Statement dated August 5, 1996 and filed with the Securities and Exchange Commission on August 7, 1996. (File No. 0-27074)


                        BORDER NETWORK TECHNOLOGIES INC.
                              FINANCIAL STATEMENTS
                               DECEMBER 31, 1994


                                AUDITORS' REPORT

TO THE SHAREHOLDERS
BORDER NETWORK TECHNOLOGIES INC.

We have audited the balance sheet of Border Network Technologies Inc. as at December 31, 1994 and the statements of loss and deficit and changes in financial position for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1994 and the results of its operations and the changes in its financial position for the period then ended in accordance with generally accepted accounting principles.



Mississauga, Ontario                        /s/ McClurkin Ahier Dick & Company
October 2, 1995                             CHARTERED ACCOUNTANTS


               57 Queen Street South, Mississauga, Ontario L5M 1K5
                     Tel: (905) 858-4147 Fax: (905) 858-1162


BORDER NETWORK TECHNOLOGIES INC.
BALANCE SHEET
AS AT DECEMBER 31, 1994

                                           1994
                                         ---------
ASSETS
CURRENT
   Cash                                  $  18,367
   Accounts receivable                     140,203
   Income taxes                             40,000
   Prepaid expenses                          9,600
                                         ---------
                                           208,170
CAPITAL, note 3                              3,865
                                         ---------
                                         $ 212,035
                                         =========

LIABILITIES
CURRENT
   Accounts payable                      $  93,681
   Deferred revenue                          2,720
   Current portion of long term debt        80,000
                                         ---------
                                           176,401
LONG TERM DEBT, note 4                      10,000
                                         ---------
                                           186,401
                                         ---------
SHARE CAPITAL AND DEFICIT
SHARE CAPITAL, note 5                       38,000
DEFICIT                                    (12,366)
                                         ---------
                                            25,634
                                         ---------
                                         $ 212,035
                                         =========

SEE ACCOMPANYING NOTES


Approved on behalf of the Board:

- ---------------------------------            ---------------------------------
Director                                     Director




BORDER NETWORK TECHNOLOGIES INC.
STATEMENT OF LOSS AND DEFICIT
FOR THE PERIOD JANUARY 13, 1994 TO DECEMBER 31, 1994

                                                    1994
                                                 ---------

SALES                                            $ 187,374
COST OF SALES                                        8,358
                                                 ---------

GROSS PROFIT                                       179,016
                                                 ---------

OTHER INCOME
    Warranty                                           680
                                                 ---------

                                                   179,696
                                                 ---------

EXPENSES
    Advertising and promotion                          332
    Amortization                                       555
    Automotive                                         193
    Engineering                                      7,606

    Interest and bank charges                           70
    Interest on long term debt                       2,000
    Marketing                                       80,861
    Office                                          18,368

    Professional fees                                4,950
    Salaries                                        66,802
    Software license fees                            3,452
    Telephone and fax                                4,360
    Travel                                           2,513
                                                 ---------
                                                   192,062
                                                 ---------


LOSS FOR THE PERIOD AND DEFICIT, END OF PERIOD   $ (12,366)
                                                 =========



BORDER NETWORK TECHNOLOGIES INC.
STATEMENT OF CHANGES IN FINANCIAL POSITION
FOR THE PERIOD FROM JANUARY 13, 1994 TO DECEMBER 31, 1994



                                                  1994
                                               ---------

CASH PROVIDED (USED) BY

OPERATING ACTIVITIES
    Operations
      Loss for the period                      $ (12,366)
      Item not involving cash
        Amortization                                 555
                                               ---------

                                                 (11,811)
    Changes in non-cash working capital
      balances
        Accounts receivable                     (140,203)
        Accounts payable                          93,681
        Income taxes                             (40,000)
        Deferred revenue                           2,720
        Prepaid expenses                          (9,600)
                                               ---------

                                                (105,213)
                                               ---------

INVESTING ACTIVITIES
    Purchase of capital assets                    (4,420)
                                               ---------

FINANCING ACTIVITIES
    Issuance of common shares                     38,000
    Long term debt                                90,000
                                               ---------

                                                 128,000
                                               ---------

CASH, END OF PERIOD                            $  18,367
                                               =========




BORDER NETWORK TECHNOLOGIES INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1994

- -------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
- -------------------------------------------------------------------------------
   (a) Revenue Recognition

         (i) Sale of Products and Consulting

                  Revenues from contracting activities involving the design, manufacture and installation of equipment and software are recorded on the completed contract method based upon substantial completion. Any foreseeable losses on contracts are charged to operations at the time they become evident.

         (ii) Warranty

                  Revenue from warranty contracts is deferred and taken into income over the term of the warranty.

   (b) Capital Assets

         Capital assets are recorded at cost. Amortization is provided on the diminishing balance basis at the following rates:

                    Computer equipment             - 30%
                    Office furniture and equipment - 20%

   (c) Investment Tax Credits

         Investment tax credits are accounted for using the cost-reduction method. Under this method, investment tax credits are deducted from the related asset or expenditure.

- -------------------------------------------------------------------------------
2. RELATED PARTY TRANSACTIONS
- -------------------------------------------------------------------------------
Sales to a shareholder during the period totalled $ 116,671 and at year end the amount included in accounts receivable was $96,358.

- -------------------------------------------------------------------------------
3. CAPITAL ASSETS                                      1994
- -------------------------------------------------------------------------------
                                                   Accumulated
                                        Cost       Amortization
                                       ------      ------------

  Computer equipment                   $2,269          $340
  Office furniture and equipment        2,151           215
                                        -----          ----
                                       $4,420          $555
                                       ------          ----
  Cost less accumulated
      amortization                             $3,865
                                               ======

- -------------------------------------------------------------------------------
4. LONG TERM DEBT                                                       1994
- -------------------------------------------------------------------------------
   Due to shareholder, bearing interest at prime plus 2%,
     repayable commencing January 31 1995 in monthly
     principal amounts of $4,167                                      $50,000

   Due to shareholder, bearing interest at prime plus 2%,
     repayable April 1, 1995                                           30,000

   Due to individuals related to a shareholder, bearing interest
     at 50%, due July 1, 1996                                          10,000
                                                                      -------

                                                                       90,000

   less current portion                                                80,000
                                                                      -------

                                                                      $10,000
                                                                      =======

- -------------------------------------------------------------------------------
5. SHARE CAPITAL                                                        1994
- -------------------------------------------------------------------------------
 Authorized
    Unlimited number common shares

 Issued
    100 common shares                                                 $ 38,000
                                                                      ========

- -------------------------------------------------------------------------------
6. INCOME TAXES
- -------------------------------------------------------------------------------
The Company has incurred tax losses of $52,000 expiring 2004, the benefit of which has not been reflected in these financial statements.

- -------------------------------------------------------------------------------
7. COMMITMENTS
- -------------------------------------------------------------------------------
Subsequent to the year end, the Company has entered into a premises lease at an annual rental as follows -

     September 1, 1995 to August 31, 1996    -    $ 95,124
     September 1, 1996 to August 31, 1997    -     110,978
     September 1, 1997 to August 31, 1998    -     110,978

Subsequent to the year end, the Company has entered into a phone system lease commencing June, 1995 expiring January, 1999 in the monthly amount of $608.